UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.  20549

                            FORM 8-A

       FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
            PURSUANT TO SECTION 12(b) OR (g) OF THE
                SECURITIES EXCHANGE ACT OF 1934

                   INTACTA TECHNOLOGIES INC.
     (Exact name of Registrant as specified in its charter)


         Nevada                                           58-2488071
------------------------------                   ------------------------------
(State or jurisdiction of                        (I.R.S. Employer Identification
incorporation or organization)                   No.)

  235 Peachtree Street, N.E.
       2215 North Tower
       Atlanta, Georgia                                      30303
------------------------------                   -------------------------------
(Address of principal executive                           (Zip Code)
offices)

Securities to be registered pursuant to Section 12(b) of the Act:

    Title of each class                          Name of each exchange on which
    to be so registered                          Each class is to be registered
------------------------------                   -------------------------------
            None                                       Not Applicable

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. [X]

Securities Act registration statement file number to which this form relates:
                  333-30400              (if applicable)

Securities to be registered pursuant to Section 12(g) of the Act:

               COMMON SHARES, $0.0001 PAR VALUE
               --------------------------------
                        (Title of Class)

                          PAGE 1 OF 4.
                    EXHIBIT INDEX APPEARS AT
                 SEQUENTIALLY NUMBERED PAGE 4.

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

Item 1.   Description of Registrant's Securities to be Registered.

          The description of the Common Shares, $0.0001 par value (the
"Common Shares") of Intacta Technologies Inc. (the "Registrant") contained in the Registrant's Registration Statement on Form S-1 (File No. 333-30400) filed with the Securities and Exchange Commission on February 14, 2000, as amended on April 25, 2000, under the heading "Description of Capital Stock" on page
43 of the preliminary prospectus contained therein is hereby incorporated by reference.

Item 2.   Exhibits.

          The following exhibits are filed as a part of this Registration
          Statement:

Exhibit
Number    Exhibit Description

*1. Articles of Amendment and Articles of Incorporation of Intacta Technologies Inc.

*2.       Bylaws of Intacta Technologies Inc.

*3.       Specimen Stock Certificate

-------------------------
* Previously filed as an exhibit to the Registrant's Registration Statement on Form S-1 (File No. 333-30400) on February 14, 2000, as amended on April 25, 2000.

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

                           SIGNATURE

          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


                              INTACTA TECHNOLOGIES INC.

                              By:    /s/ Altaf S. Nazerali
                                    -------------------------
                              Name:  Altaf S. Nazerali
                              Title: President, Chief Executive Officer
                                     and Director

Dated:  April 25, 2000

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

                         Exhibit Index

Exhibit
Number    Exhibit Description

*1. Articles of Amendment and Articles of Incorporation of Intacta Technologies Inc.

*2.       Bylaws of Intacta Technologies Inc.

*3.       Specimen Stock Certificate

-------------------------

* Previously filed as an exhibit to the Registrant's Registration Statement on Form S-1 (File No. 333-30400) on February 14, 2000, as amended on April 25, 2000.

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